Exhibit 10.1

FOURTH AMENDMENT TO
LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Amendment”), dated as of January 15, 2026 (the “Effective Date”), between BMO BANK N.A., a national banking association (as successor to BMO Harris Bank N.A.), having an address at 320 South Canal Street, 15th Floor, Chicago, Illinois 60606, as Administrative Agent and the Lender, and MOB Cedar Park, L.L.C., MOB 5255 San Antonio, L.L.C., MOB 9157 San Antonio, L.L.C., MOB Raleigh, L.L.C., MOB 1431 Houston, L.L.C., MOB 1 New Britain, L.L.C., MOB 300 New Britain, L.L.C., MOB Oklahoma City, L.L.C., MOB Peoria, L.L.C., MOB Phoenix, L.L.C., MOB 3855 Gilbert, L.L.C., MOB 700 Chandler, L.L.C., MOB 3686 Gilbert, L.L.C., MOB Kingwood, L.L.C., MOB Garden City, L.L.C., MOB West Jordan, L.L.C., and IPCAAF MOB Portfolio II, L.L.C., each a Delaware limited liability company (individually or collectively, as the context shall require, “Borrower” and collectively, the “Borrowers”), having an address at 2901 Butterfield Road, Oak Brook, Illinois 60523.

R E C I T A L S:

A.
Borrowers, Administrative Agent and Lender entered into a Loan Agreement dated as of September 30, 2021, as amended by First Amendment to Loan Agreement, dated as of August 1, 2022, Second Amendment to Loan Agreement, dated as of October 24, 2023, and Joinder Agreement and Third Amendment to Loan Agreement, dated as of February 23, 2024 (as amended from time to time, the “Loan Agreement”), whereby Lender has made a loan to Borrower (the “Loan”) in the principal amount of up to $122,655,000.00 subject to and in accordance with the terms and conditions set forth in the Loan Agreement. The Loan is evidenced by the Promissory Note dated September 30, 2021 (as amended from time to time, the “Note”) made by Borrowers payable to Lender, the repayment of which is secured by, among other things, certain mortgages, deeds of trust and deeds to secure debt (collectively, the “Security Instrument”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
B.
Borrowers, Administrative Agent and Lender have agreed to amend the Loan Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained in this Amendment, and for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1.
Incorporation of Recitals. The recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.
Representations. Borrowers represent and warrant to Administrative Agent and Lender that:
(a)
No Event of Default has occurred under the Loan Agreement or the Loan Documents, and upon the execution and delivery of this Amendment, no event or condition will exist which, with the giving of notice or the passage of time, or both, would give rise to an Event of Default under the Loan Agreement or Loan Documents.
(b)
All of the representations and warranties of Borrower in the Loan Agreement and the Loan Documents are true and complete on the date hereof in all material respects with the same force and effect as if made on such date.
(c)
Borrower has no offsets or defenses to any amounts currently due under the Note or to any current obligations under the Loan Agreement or any other Loan Documents, and the Loan Agreement and Loan Documents are all in full force and effect. Borrower currently has no defenses, claims or setoffs to the enforcement by Administrative Agent and Lender of the Loan Agreement and Loan Documents.
(d)
Borrower has the full right, power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the documents and instruments to be executed and delivered by Borrower pursuant to this Amendment. The execution, delivery and performance of this Amendment and all of the documents and instruments to be executed and delivered pursuant hereto have received all necessary approvals, if any, and do not contravene any law or any contractual restrictions binding on Borrower, or constitute a default or create a lien under (i) the limited liability company agreement of Borrower, or (ii) any note, instrument, lease, indenture, mortgage, agreement, document or other obligation of or binding upon Borrower.
(e)
This Amendment and the documents and instruments executed and delivered pursuant hereto by Borrower constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except only as enforceability may be subject to applicable bankruptcy, reorganization, moratorium and similar laws affecting the rights of creditors generally.
3.
MHHS Documents. On the date hereof, (i) Kingwood Borrower (defined below) is deeding the title to the Kingwood Improvements (defined below) to MHHS Tenant (defined below) and Kingwood Borrower is specifically retaining ownership of the Land (as defined in the Kingwood Security Instrument), pursuant to the Kingwood Deed (defined below) to be recorded on the date hereof with the Recorder’s Office (defined below), and (ii) Houston Borrower is deeding the title to the Houston Improvements (defined below) to MHHS Tenant and Houston Borrower is specifically retaining ownership of the Land (as defined in the Houston Security Instrument), pursuant to the Houston Deed (defined below) to be recorded on the date hereof with the Recorder’s Office. Administrative Agent’s and Lender’s consent is required under the Loan Documents for Kingwood Borrower to enter into the Kingwood Deed and the Kingwood Ground Lease, and for Houston Borrower to enter into the Houston Deed and the Houston Ground Lease, and Administrative Agent and Lender hereby consented to the same subject to the terms and conditions of this Amendment.
4.
Amendments to Loan Agreement. As of the Effective Date, the Loan Agreement is hereby amended as follows:

(A)
Defined Terms. The following terms are hereby added to Section 1.1 of the Loan Agreement:

“Debt Service Coverage Ratio” or “DSCR” means the ratio of (i) Net Operating Income, to (ii) the Imputed Debt Service.

“Fourth Amendment to Loan Agreement” means that certain Fourth Amendment to Loan Agreement, dated as of January 15, 2026, between Borrowers, Administrative Agent and Lenders.

“Houston Borrower” means MOB 1431 Houston, L.L.C., a Delaware limited liability company.

“Houston Ground Lease” means that certain Amended and Restated Ground Lease Agreement, dated as of January 15, 2026, by and between Houston Borrower, as landlord, and MHHS Tenant, as tenant, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Houston Improvements” means the “Building” as defined in the Houston Deed.

“Houston Property” means the real and personal property located at 1431 Studemont Street, Houston, Texas and demised to MHHS Tenant pursuant to the Houston Ground Lease.

“Houston Security Instrument” means that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing, dated as of September 30, 2021, made by Houston Borrower for the benefit of Administrative Agent, and recorded as Instrument No. RP-2021-572785 in the Recorder’s Office, as amended and restated by that certain Amended and Restated Fee and Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing, dated as of the date hereof, by Houston Borrower and MHHS Tenant for the benefit of Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Imputed Debt Service” means a calculation of principal and interest payments due under the Loan Documents for the succeeding twelve (12) month period based upon the Outstanding Commitment (provided that the Outstanding Commitment shall be deemed reduced, as of the date of calculation of the DSCR, by the amount then on deposit in the Additional Reserve Account) using a twenty-five (25) year amortization schedule and an interest rate equal to the actual Interest Rate (taking into account the effect of any Rate Management Agreement).

“Kingwood Borrower” means MOB Kingwood, L.L.C., a Delaware limited liability company.

“Kingwood Ground Lease” means that certain Amended and Restated Ground Lease Agreement, dated as of January 15, 2026, by and between Kingwood Borrower, as landlord, and MHHS Tenant, as tenant, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Kingwood Improvements” means the “Building” as defined in the Kingwood Deed.

“Kingwood Property” means the real and personal property located at 4533 Kingwood Drive, Kingwood, Texas and demised to MHHS Tenant pursuant to the Kingwood Ground Lease.

“Kingwood Security Instrument” means that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing, dated as of September 30, 2021, made by Kingwood Borrower for the benefit of Administrative Agent, and recorded as Instrument No. RP-2021-572754 in the Official Records of Harris County, Texas, as amended and restated by that certain Amended and Restated Fee and Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing, dated as of the date hereof, by Kingwood Borrower and MHHS Tenant for the benefit of Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“MHHS Deed” means, collectively, (i) that certain Special Warranty Deed in Fee Simple Determinable, dated as January 15, 2026, by Kingwood Borrower to MHHS Tenant, with respect to the Kingwood Improvements (the “Kingwood Deed”), and (ii) that certain Special Warranty Deed in Fee Simple Determinable, dated as January 15, 2026, by Houston Borrower to MHHS Tenant, with respect to the Houston Improvements (the “Houston Deed”).

“MHHS Documents” means, collectively, the MHHS Deed, the MHHS Ground Lease, the MHHS Memorandum of Ground Lease, and the Reconveyance Deed.

“MHHS Ground Lease” means, individually or collectively, (i) the Houston Ground Lease, and (ii) the Kingwood Ground Lease.

“MHHS Memorandum of Ground Lease” means, collectively, (i) that certain Memorandum of Ground Lease, dated as of January 15, 2026, by and between Kingwood Borrower and MHHS Tenant, to be recorded in the Official Records, and (ii) that certain Memorandum of Ground Lease, dated as of January 15, 2026, by and between Houston Borrower and MHHS Tenant, to be recorded in the Official Records.

“MHHS Subordination Agreements” means, collectively (i) that certain Amended and Restated Subordination, Non-Disturbance, and Attornment Agreement, dated as of January 15, 2026, between Administrative Agent and MHHS Tenant, with respect to the Houston Ground Lease, to be recorded in the Official Records, and (ii) that certain Amended and Restated Subordination, Non-Disturbance, and Attornment Agreement, dated as of January 15, 2026, between Administrative Agent and MHHS Tenant, with respect to the Kingwood Ground Lease, to be recorded in the Official Records.

“MHHS Tenant” means Memorial Hermann Health System, a Texas non-profit corporation.

“MHHS Tenant Bankruptcy Event” has the meaning set forth in Section 10.1(t).

“MHHS Tenant Default Cure Event” has the meaning set forth in Section 10.1.

“Official Records” means the Official Public Records of Real Property of Harris County, Texas.

“Reconveyance Deed” has the meaning set forth in each MHHS Ground Lease.

(B)
Maturity Date. The definition of “Maturity Date” in Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

“Maturity Date” means September 30, 2028, or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by acceleration, or otherwise.

(C)
No Further Extension. Section 2.3.3 of the Loan Agreement is hereby deleted. All references in the Loan Agreement to “First Extended Maturity Date”, “Second Extended Maturity Date”, and “Extension Period” are hereby deleted. All references to “Initial Maturity Date” in Section 1.1 of Loan Agreement are hereby changed to “Maturity Date”. Borrower acknowledges that it does not have any remaining option to extend the Maturity Date.
(D)
Partial Release of Kingwood Property and/or Houston Property. Section 2.8 is hereby amended as follows:
(i)
the first sentence of Section 2.8 is hereby replaced with the following:

“Administrative Agent and Lenders will release of record (any such release, a “Partial Release”) an Individual Property from the Lien of the applicable Security Instrument and other Loan Documents in connection with either (i) a Bona Fide Third Party Sale of such Individual Property, or (ii) subpart (i) of a MHHS Tenant Default Cure Event, upon Borrower’s request and satisfaction of all the following conditions:”

(ii)
replacing the period at the end of subsection (j) with a semi colon and the word “and” thereafter and adding the following as subsection (k):

“(k) If the Partial Release for either or both of the Houston Property or the Kingwood Property is in connection with a MHHS Tenant Default Cure Event,

in addition to the partial release instruments, Administrative Agent shall execute and delivery assignment instruments prepared at Borrower’s expense, in form and substance satisfactory to Administrative Agent, which provide for the assignment, without recourse, representation or warranty, by Administrative Agent of all its right, title and interest in the Kingwood Security Instrument and/or the Houston Security Instrument.”

(E)
Interest Rate Protection Agreement. Section 2.10(a) of the Loan Agreement is hereby amended and restated as follows:

“Swap Agreement. On or prior to the date that is ten (10) Business Days after the Effective Date of the Fourth Amendment to Loan Agreement, Borrower shall, or shall cause Holdings Borrower to, at its sole cost and expense, enter into (and thereafter maintain in full force and effect) a Rate Management Agreement in the form of an interest rate swap with respect to a notional amount equal to the Loan Amount for a period ending no earlier than the Maturity Date on a Dodd-Frank Deemed ISDA form with BMO Capital Markets or another counterparty approved by Administrative Agent and otherwise in form and substance satisfactory to Administrative Agent. Any prepayment, acceleration, reduction, increase or any change in the term of the Loan will not alter the notional amount of the Rate Management Agreement, which will remain in full force and effect notwithstanding any such prepayment, acceleration, reduction, increase or change, subject to the terms of the Rate Management Agreement. The Rate Management Agreement shall be collaterally assigned to Administrative Agent for the benefit of the Lenders, and the counterparty thereto shall execute and deliver an acknowledgement to such assignment, which acknowledgement shall include such counterparty’s agreement to pay directly to Administrative Agent all sums payable by such counterparty pursuant to such Rate Management Agreement. Except in connection with a Secured Rate Management Agreement, the Property shall not be pledged or encumbered in any manner to secure any obligation under any Rate Management Agreement. Upon repayment in full of the Loan, the assignment of the Rate Management Agreement shall be released.

Section 2.10(b) of the Loan Agreement is hereby replaced with “[Reserved.]”

(F)
Representations. The following is hereby added as Section 3.1.39 of the Loan Agreement:

“(a) Each of Houston Borrower and Kingwood Borrower has delivered to Administrative Agent true, correct, and complete copies of the MHHS

Documents. The MHHS Deed and the MHHS Memorandum of Ground Lease have been or will be recorded in the Official Records.

(b) Each MHHS Ground Lease is in full force and effect and unmodified.

(c) After giving effect to the MHHS Documents, (i) Houston Borrower has good, indefeasible and insurable fee simple title to the Land comprising part of the Houston Property and described in the Houston Ground Lease, and (ii) Kingwood Borrower has good, indefeasible and insurable fee simple title to the Land comprising part of the Kingwood Property and described in the Kingwood Ground Lease.

(d) All rents (including any fees, additional rents and other charges) payable under the MHHS Ground Lease have been paid to the extent such rents were due and payable prior to the date hereof.

(e) (i) No event has occurred which, with the passage of time, the giving of notice, or both, would result in a default or an event of default under the provisions of the Houston Ground Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of the Houston Borrower or, to the best of Houston Borrower’s knowledge, MHHS Tenant to be observed and performed, and (ii) no event has occurred which, with the passage of time, the giving of notice, or both, would result in a default or an event of default under the provisions of the Kingwood Ground Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of the Kingwood Borrower or, to the best of Kingwood Borrower’s knowledge, MHHS Tenant to be observed and performed.

(f) (i) Except for the Permitted Encumbrances, Houston Borrower’s interest in the MHHS Ground Lease to which it is a party is not subject to any Liens or encumbrances superior to, or of equal priority with, the Houston Security Instrument, and (ii) except for the Permitted Encumbrances, Kingwood Borrower’s interest in the MHHS Ground Lease to which it is a party is not subject to any Liens or encumbrances superior to, or of equal priority with, the Kingwood Security Instrument.

(g) (i) Houston Borrower’s interest in the MHHS Ground Lease to which it is a party is assignable to Administrative Agent for the benefit of the Lenders without notice or consent of MHHS Tenant, and (ii) Kingwood Borrower’s interest in the MHHS Ground Lease to which it is a party is assignable to Administrative Agent for the benefit of the Lenders without notice or consent of MHHS Tenant.

(h) (i) Neither Houston Borrower nor the MHHS Tenant under the Houston Ground Lease has commenced any action or given or received any notice for the purpose of terminating such Houston Ground Lease, and (ii) neither Kingwood Borrower nor the MHHS Tenant under the Kingwood Ground Lease has commenced any action or given or received any notice for the purpose of terminating such Kingwood Ground Lease.

(i) (i) Administrative Agent is permitted the opportunity (including, where necessary, sufficient time to gain possession of the interest of Houston Borrower under the Houston Ground Lease) to cure any default under the Houston Ground Lease which is curable, after the receipt of notice of the default, before the MHHS Tenant may terminate the Houston Ground Lease, and (ii) Administrative Agent is permitted the opportunity (including, where necessary, sufficient time to gain possession of the interest of Kingwood Borrower under the Kingwood Ground Lease) to cure any default under the Kingwood Ground Lease which is curable, after the receipt of notice of the default, before the MHHS Tenant may terminate the Kingwood Ground Lease.

(j) (i) Upon the termination or expiration of the Houston Ground Lease, MHHS Tenant is required to deed all of its right, title and interest to the Houston Improvements to Houston Borrower pursuant to the Reconveyance Deed, and (ii) upon the termination or expiration of the Kingwood Ground Lease, MHHS Tenant is required to deed all of its right, title and interest to the Kingwood Improvements to Kingwood Borrower pursuant to the Reconveyance Deed.

(G) Ground Lease Covenants. The following is hereby added as Section 4.1.11(h) of the Loan Agreement:

“(h) Without the prior written consent of Administrative Agent (not to be unreasonably withheld or delayed), Borrower and Borrower’s agents shall not (i) modify, renew or amend the MHHS Ground Lease (other than as expressly provided for therein, such as upon renewal or extension); (ii) terminate or surrender (or accept the termination or surrender of) the MHHS Ground Lease, (iii) consent to the sublease or assignment of the MHHS Ground Lease (other such consent as expressly provided for and required from Borrower pursuant to the terms thereof), or (iv) accept any rental payment more than one (1) month in advance of its due date under the MHHS Ground Lease.

If the Houston Ground Lease expires or is terminated for any reason, Houston Borrower shall, at its sole cost, within two (2) Business Days of such expiration or termination, to the extent permitted by Law, commence and thereafter diligently pursue the exercise of all of its available rights and remedies, including but not limited to its right under the Houston Ground Lease to record the Reconveyance Deed in the Official Records, in order to acquire good and insurable title to the Houston Improvements, and if requested by Administrative Agent, at Borrower’s expense, Houston Borrower shall cause the Title Company to issue an endorsement to Administrative Agent’s Title Policy for the Houston Property in form reasonably satisfactory to Administrative Agent confirming that Administrative Agent for the benefit of the Lenders has a continuing first priority mortgage lien on the Houston Property (including the Houston Improvements) pursuant to the Houston Security Instrument, subject only to the Permitted Encumbrances.

If the Kingwood Ground Lease expires or is terminated for any reason, Kingwood Borrower shall, at its sole cost, within two (2) Business Days of such expiration or termination, to the extent permitted by Law, commence and thereafter diligently pursue the exercise of all of its available rights and remedies, including but not limited to its right under the Kingwood Ground Lease to record the Reconveyance Deed in the Official Records, in order to acquire good and insurable title to the Kingwood Improvements, and if requested by Administrative Agent, at Borrower’s expense, Kingwood Borrower shall cause the Title Company to issue an endorsement to Administrative Agent’s Title Policy for the Kingwood Property in form reasonably satisfactory to Administrative Agent confirming that Administrative Agent for the benefit of the Lenders has a continuing first priority mortgage lien on the Kingwood Property (including the Kingwood Improvements) pursuant to the Kingwood Security Instrument, subject only to the Permitted Encumbrances.

For all purposes (other than Section 4.1.11(c)), the MHHS Ground Lease shall be deemed a “Lease” under this Agreement and the Loan Documents, and all rents due and payable under the MHHS Ground Lease shall be “Rents” under this Agreement and the Loan Documents.”

(H) DSCR Covenant. The following is hereby added as Section 4.1.23 of the Loan Agreement:

“DSCR Covenant.

(a)
Minimum DSCR. As of the last day of each calendar quarter, commencing with the calendar quarter ending December 31, 2025, the Debt Service Coverage Ratio shall be 1.15x or greater (provided that, in calculating the Debt Service Coverage Ratio, the Outstanding Commitment shall be deemed reduced, as of the date of such calculation, by the amount then on deposit in the Additional Reserve Account), as evidenced by a Compliance Certificate delivered by Borrower and accepted by Administrative Agent. The foregoing covenant is referred to herein as the “Minimum DSCR Covenant”.

(b) Cure Right. If the Minimum DSCR Covenant is breached for any calendar quarter, then such breach shall be an Event of Default unless, within ten (10) Business Days after the date the financial reports and Compliance Certificate required by Section 4.1.8(d) is due, Borrower cures such breach of the Minimum DSCR Covenant by paying down the Principal Balance by an amount that would cause Borrower to be in compliance with such covenant (subject to the payment of any Prepayment Fee and other amounts due hereunder in connection with such prepayment).”

(I) Additional Reserve Account. The following is hereby added as Section 8.7 of the Loan Agreement:

“Additional Reserve Account.

(b)
On the date of the Fourth Amendment to Loan Agreement, Borrower shall pay to Administrative Agent the amount of $1,500,000.00 for deposit into a reserve account (the “Additional Reserve Account”).
(c)
The Additional Reserve Account shall be a “Cash Management Account” under the Loan Agreement. Borrower hereby pledges, assigns and grants a security interest to Administrative Agent, as security for payment of the Debt and the performance of all other terms, conditions and covenants of the Loan Documents on Borrower’s part to be paid and performed, in all of Borrower’s right, title and interest in and to the Additional Reserve Account. The Additional Reserve Account shall be under the sole dominion and control of Administrative Agent.
(d)
Administrative Agent shall return the balance, if any, in the Additional Reserve Account to Borrower upon the satisfaction of the following conditions:
(1)
No Default or Event of Default shall have occurred and be continuing; and
(2)
On or prior to July 15, 2027, Borrower shall have entered into a Lease approved in writing by Administrative Agent for the entire rentable area of the San Antonio Specialty Surgery Center Property, and the Tenant thereunder shall have accepted the leased premises and taken occupancy thereof (as evidenced by an estoppel certificate from such Tenant or other evidence reasonably satisfactory to Administrative Agent).

If Borrower fails to satisfy the foregoing conditions on or prior to July 15, 2027, Administrative Agent may at any time thereafter and prior to the satisfaction of such conditions, at its option, apply the balance of funds in the Additional Reserve Account to the Principal Balance.”

(J) Events of Default.

(a) The following is hereby added to the end of Section 10.1(f)(i):

“or Section 4.1.23 (DSCR Covenant);”

(b) The following is hereby added as Section 10.1(r) of the Loan Agreement:

“(r) Houston Borrower consents to any assignment or subletting of the Houston Ground Lease by MHHS Tenant (if Houston Borrower has the right to withhold such consent) without Administrative Agent’s prior written consent, (ii) the Houston Ground Lease shall be modified, changed, supplemented, altered, or amended (other than as expressly provided for therein, such as upon renewal or extension of the term thereof) without Adminisrative Agent’s prior written consent, or (iii) the cancellation, termination or surrender of the Houston Ground Lease, unless a MHHS Tenant Default Cure Event occurs pursuant to this Section 10.1.”

(c) The following is hereby added as Section 10.1(s) of the Loan Agreement:

“(s) Kingwood Borrower consents to any assignment or subletting of the Kingwood Ground Lease by MHHS Tenant (if Kingwood Borrower has the right to withhold such consent) without Administrative Agent’s prior written consent, (ii) the Kingwood Ground Lease shall be modified, changed, supplemented, altered, or amended (other than as expressly provided for therein, such as upon renewal or extension of the term thereof) without Administrative Agent’s prior written consent, or (iii) the cancellation, termination or surrender of the Kingwood Ground Lease, unless a MHHS Tenant Default Cure Event occurs pursuant to this Section 10.1.”

(d) The following is hereby added as Section 10.1(t) of the Loan Agreement:

“(t) The occurrence of any of the following events (each, a “MHHS Tenant Bankruptcy Event”), unless a MHHS Tenant Default Cure Event occurs pursuant to this Section 10.1:

(A)(1) MHHS Tenant commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law, or takes any action in furtherance of any of the foregoing, or (2) MHHS Tenant seeks or consents to the appointment of a receiver, trustee, custodian, liquidator or other officer having similar powers, for all or a substantial part of the Houston Property and/or the Kingwood Property; or (3) MHHS Tenant makes a general assignment for the benefit of creditors, or takes any action in furtherance thereof; or (4) MHHS Tenant admits in writing in any legal proceeding its inability to pay, or fails to pay, its debts generally as they become due.

(B) (1) A court enters a decree or order for relief with respect to MHHS Tenant in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or (2) the occurrence of any of the following events: (i) an involuntary case is commenced against MHHS Tenant under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (ii) a decree or order of a court for the appointment of a receiver, trustee, custodian, liquidator, or other officer having similar powers over MHHS Tenant or over all or a substantial part of the Houston Property and/or Kingwood Property or any portion thereof, is entered, and MHHS Tenant either (x) admits, acquiesces in or fails to timely and diligently contest the allegations thereof, or (y) fails to have the case, petition, proceeding or other action dismissed or discharged within ninety (90) days of the commencement thereof.

(e) The following is hereby added to the end of Section 10.1 of the Loan Agreement:

“Notwithstanding anything to the contrary set forth in the Loan Documents, no Default or Event of Default shall be deemed to have occurred or exist under Section 10.1(r), Section 10.1(s) or Section 10.1(t), and Guarantor shall not have any liability under Section 1(a)(xiii), (xiv) or (xv) of the Guaranty, if either of the following occurs (each, a “MHHS Tenant Default Cure Event”) :

(i)
within sixty (60) days after the occurrence of the applicable event resulting in a Default, Event of Default or liability under the Guaranty under the sections of the Loan Agreement and/or the Guaranty referenced above, Borrower exercises its rights and satisfies all conditions under Section 2.8 of the Loan Agreement to obtain a Partial Release of both of the Houston Property and the Kingwood Property, or
(ii)
within sixty (60) days after the occurrence of the applicable event resulting in a Default, Event of Default or liability under the Guaranty under the sections of the Loan Agreement and/or Guaranty referenced above, Borrower exercises its available rights and remedies, including but not limited to recording the Reconveyance Deed in the Official Public Records, and acquires good and insurable title to the Houston Improvements and the Kingwood Improvement (in each case free and clear of any ownership interest of MHHS Tenant in such Houston Improvements and Kingwood Improvements), and Administrative Agent shall have received reasonably satisfactory evidence that it has (for the benefit of the Lenders) a continuing first priority mortgage lien on the Houston Property (including the Houston Improvements) and the Kingwood Property (including the Kingwood Improvements) pursuant to the Houston Security Instrument and the Kingwood Security Instrument, respectively, in each case subject only to the Permitted Encumbrances.”

(K) Remedies. The following is hereby added as to the end of the second paragraph of Section 10.3 of the Loan Agreement: “(vi) upon the expiration or termination of the Houston Ground Lease for any reason, to record the Reconveyance Deed in the Official Records or exercise any right of Houston Borrower under the Houston Ground Lease to cause MHHS Tenant to execute a substitute Reconveyance Deed and to record such substitute Reconveyance Deed in the Official Records, and (vii) upon the expiration or termination of the Kingwood Ground Lease for any reason, to record the Reconveyance Deed in the Official Records or exercise any right of Kingwood Borrower under the Kingwood Ground Lease to cause MHHS Tenant to execute a substitute Reconveyance Deed and to record such substitute Reconveyance Deed in the Official Records.”

(L) Compliance Certifcate. Exhibit D (Form of Compliance Certificate) of the Loan Agreement is hereby replaced with Exhibit D attached hereto.

5.
Requirements. The effectiveness of this Amendment shall be subject to Administrative Agent’s receipt, review, approval and/or confirmation of the following on the date hereof, at Borrower’s cost, each in form and content satisfactory to Administrative Agent in its reasonable discretion:
(a)
Transaction Documents. (i) the Houston Security Instrument, (ii) the Kingwood Security Instrument, (iii) the MHHS Documents, (iv) the First Amendment to Guaranty, and (v) the MHHS Subordination Agreements.
(b)
Reaffirmation. The Reaffirmation, executed by Guarantor, in the form attached hereto as Exhibit A.
(c)
Modification Fee. Borrower shall have paid to Administrative Agent a modification fee in the amount of $25,000.00.
(d)
Extension Fee. Borrower shall have paid to Administrative Agent an extension fee in the amount of $245,310.00.
(e)
Required Deposit. Administrative Agent shall have received the required deposit of $1,500,000.00 to the Additional Reserve Account.
(f)
Rate Management Agreement. Borrower shall have satisfied the requirements of Section 2.10 of the Loan Agreement (as modified hereby) with respect to the Rate Management Agreement.
(g)
Costs. Borrower shall pay all costs and expenses of any kind or nature of Administrative Agent related to this Amendment and related documents, including, without limitation, Administrative Agent’s attorneys’ fees and out-of-pocket costs.
(h)
Authority. Borrower and Guarantor shall deliver or cause to be delivered to Administrative Agent such organizational and authority documents as reasonably required by Administrative Agent in connection with this Amendment.
(i)
Legal Opinions. Administrative Agent shall have received such legal opinions relating to this Amendment, the First Amendment to Guaranty, the Houston Security Instrument, the Kingwood Security Instrument, and the MHHS Documents as reasonably required by Administrative Agent.
6.
Ratification. Except as amended and modified herein, the Loan Documents remain unmodified and in full force and effect and are hereby ratified and confirmed. Administrative Agent and Lender shall continue to have all of the rights and remedies as provided in the Loan Documents, as amended and modified hereby or pursuant hereto, and all of Administrative Agent’s and Lender’s liens and security interests shall continue in its collateral, whether now existing or acquired or arising hereafter. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “the Agreement,” “hereunder,” “herein,” “hereof,” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended and modified hereby, and all references in the other Loan Documents to the Loan Agreement shall mean such document as amended hereby or pursuant hereto. THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND THE TERMS OF THE LOAN AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWERS OR GUARANTOR UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.
7.
No Waiver. Borrower’s execution, delivery and performance of this Amendment and any other documents in connection with this Amendment shall not establish a custom or course of dealing or waive, limit or condition the rights and remedies of Administrative Agent and Lender under the Loan Agreement or any other Loan Document and applicable law, all of which rights and remedies Administrative Agent and Lender expressly reserve.
8.
No Joint Venture. Borrower hereby acknowledges, agrees and confirms that notwithstanding any other provision of this Amendment or any other Loan Document, neither Administrative Agent nor Lender is a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of Borrower, and neither Administrative Agent nor Lender intends to ever assume any such status.
9.
Waiver and Release of Claims. Borrower acknowledges and agrees that Borrower does not have any offsets, defenses, claims or counterclaims against Administrative Agent or Lenders or their past and present officers, directors, managers, employees, partners, agents, shareholders, members, trustees, predecessors, successors, and assigns (the “Released Parties”) with respect to the Loan or the Loan Documents as of the date hereof, and to the extent Borrower has any such claims, Borrower hereby voluntarily and knowingly forever releases, discharges, waives and relinquishes any and all claims, demands, causes of action of every kind and nature whatsoever, whether in law, in equity, known or unknown, against the Released Parties existing on or before the date of this Amendment that relate to, arise out of or otherwise are in connection with: the Loan, the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith.
10.
Lien Status. None of this Amendment, nor any other documents or instruments delivered in connection herewith, constitutes the creation of a new loan or the extinguishment of the debt evidenced by the Note, nor will they in any way affect or impair the lien of the Security Instrument or the other Loan Documents, which Borrower hereby acknowledges to be a valid and existing first priority lien on the Property and on any other collateral described therein. Borrower agrees that the lien of the Security Instrument continues to be in full force and effect, unaffected and unimpaired by this Amendment, and that said lien shall so continue as a first priority lien until the Debt is fully discharged.

11.
Miscellaneous.
(a)
This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois, without regard to conflicts of laws principles.
(b)
If any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect.
(c)
This Amendment shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and assigns.
(d)
This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from such counterparts and reattached to form one original document. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (which shall include “PDF” or “TIFF” format) shall be as effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

MOB CEDAR PARK, L.L.C.,

MOB 5255 SAN ANTONIO, L.L.C.,

MOB 9157 SAN ANTONIO, L.L.C.,

MOB RALEIGH, L.L.C.,

MOB 1431 HOUSTON, L.L.C.,

MOB 1 NEW BRITAIN, L.L.C.,

MOB 300 NEW BRITAIN, L.L.C.,

MOB OKLAHOMA CITY, L.L.C.,

MOB PEORIA, L.L.C.,

MOB PHOENIX, L.L.C.,

MOB 3855 GILBERT, L.L.C.,

MOB 700 CHANDLER, L.L.C.,

MOB 3686 GILBERT, L.L.C.,

MOB KINGWOOD, L.L.C.,

MOB GARDEN CITY, L.L.C.,

MOB WEST JORDAN, L.L.C.,
each a Delaware limited liability company

By: IPCAAF MOB Portfolio II, L.L.C.,
a Delaware limited liability company, its sole member

By: /s/ Joseph E. Binder

Name: Joseph E. Binder

Title: Executive Vice President

IPCAAF MOB PORTFOLIO II, L.L.C., a Delaware limited liability company

By: /s/ Joseph E. Binder

Name: Joseph E. Binder

Title: Executive Vice President

ADMINISTRATIVE AGENT and LENDER:

BMO BANK N.A.,

a national banking association

By: /s/ Joseph Dominguez
Name: Joseph Dominguez
Title: Director

EXHIBIT A

REAFFIRMATION OF GUARANTY AGREEMENTS

Reference is hereby made to (i) that certain Loan Agreement dated as of September 30, 2021, as amended by First Amendment to Loan Agreement, dated as of August 1, 2022, and as amended by Second Amendment to Loan Agreement, dated as of October 24, 2023, Joinder Agreement and Third Amendment to Loan Agreement, dated as of February 23, 2024, and as amended by Fourth Amendment to Loan Agreement, dated as of the date hereof (the “Fourth Amendment”), between MOB Cedar Park, L.L.C., MOB 5255 San Antonio, L.L.C., MOB 9157 San Antonio, L.L.C., MOB Raleigh, L.L.C., MOB 1431 Houston, L.L.C., MOB 1 New Britain, L.L.C., MOB 300 New Britain, L.L.C., MOB Oklahoma City, L.L.C., MOB Peoria, L.L.C., MOB Phoenix, L.L.C., MOB 3855 Gilbert, L.L.C., MOB 700 Chandler, L.L.C., MOB 3686 Gilbert, L.L.C., MOB Kingwood, L.L.C., MOB Garden City, L.L.C., MOB West Jordan, L.L.C., and IPCAAF MOB Portfolio II, L.L.C., each a Delaware limited liability company (collectively, the “Borrowers”), and BMO Bank N.A. (as successor to BMO Harris Bank N.A.), as Administrative Agent and a Lender (as amended from time to time, the “Loan Agreement”), and (ii) the following documents: the Guaranty and the Environmental Indemnity (as each such term is defined in the Loan Agreement, and collectively, the “Guaranty Agreements”).

The undersigned hereby consents to the Fourth Amendment and hereby acknowledges and agrees that the Guaranty Agreements to which it is a party are each ratified and confirmed, shall continue in full force and effect and that the undersigned, as of the date hereof, has no claims, defenses, off-sets or counterclaims to or against the enforcement of such agreements in accordance with their respective terms by Administrative Agent, and agrees to be bound by the Fourth Amendment (including without limitation Section 9). Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to the same, the undersigned understands that Administrative Agent and Lenders do not have any obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein creates such a duty.

(Signatures on Following Page)

A-1

Dated: as of January 26, 2026

GUARANTOR:

Inland Private Capital Corporation, a Delaware corporation

By: /s/ Joseph E. Binder

Name: Joseph E. Binder

Title: Executive Vice President

A-2

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

MOB Cedar Park, L.L.C., MOB 5255 San Antonio, L.L.C., MOB 9157 San Antonio, L.L.C., MOB Raleigh, L.L.C., MOB 1431 Houston, L.L.C., MOB 1 New Britain, L.L.C., MOB 300 New Britain, L.L.C., MOB Oklahoma City, L.L.C., MOB Peoria, L.L.C., MOB Phoenix, L.L.C., MOB 3855 Gilbert, L.L.C., MOB 700 Chandler, L.L.C., MOB 3686 Gilbert, L.L.C., MOB Kingwood, L.L.C., MOB Garden City, L.L.C., MOB West Jordan, L.L.C., and IPCAAF MOB Portfolio II, L.L.C.

Compliance Certificate

To: BMO Bank N.A. as Administrative Agent under, and the Lenders parties to, the Loan Agreement described below

This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Loan Agreement dated as of September 30, 2021, as amended by First Amendment to Loan Agreement, dated as of August 1, 2022, Second Amendment to Loan Agreement, dated as of October 24, 2023, and Joinder Agreement and Third Amendment to Loan Agreement, dated as of February 23, 2024, and Fourth Amendment to Loan Agreement, dated as of January 15, 2026, among us (as extended, renewed, amended or restated from time to time, the “Loan Agreement”). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Loan Agreement.

The undersigned hereby certifies that:

1. I am the duly elected ____________ of ___________________________________;

2. I have reviewed the terms of the Loan Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower during the accounting period covered by the attached financial statements.

3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as follows: ____________. Without limitation of the foregoing, as of the date of this certificate, no Distributions (as defined in Section 4.2.9 of the Loan Agreement) have been made in violation of Section 4.2.9.

4. The financial statements required by Section 4.1.8 of the Loan Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby.

5. Schedule I hereto sets forth financial data and computations evidencing the Borrower’s calculation of the Debt Yield and the Debt Service Coverage Ratio, all of which data and computations are, to my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Loan Agreement.

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of __________________ 20___.

MOB CEDAR PARK, L.L.C.,

MOB 5255 SAN ANTONIO, L.L.C.,

MOB 9157 SAN ANTONIO, L.L.C.,

MOB RALEIGH, L.L.C.,

MOB 1431 HOUSTON, L.L.C.,

MOB 1 NEW BRITAIN, L.L.C.,

MOB 300 NEW BRITAIN, L.L.C.,

MOB OKLAHOMA CITY, L.L.C.,

MOB PEORIA, L.L.C.,

MOB PHOENIX, L.L.C.,

MOB 3855 GILBERT, L.L.C.,

MOB 700 CHANDLER, L.L.C.,

MOB 3686 GILBERT, L.L.C.,

MOB KINGWOOD, L.L.C.,

MOB GARDEN CITY, L.L.C.,

MOB WEST JORDAN, L.L.C.,
each a Delaware limited liability company

By: IPCAAF MOB Portfolio II, L.L.C.,
a Delaware limited liability company, its sole member

By:

Name:

Title:

IPCAAF MOB PORTFOLIO II, L.L.C., a Delaware limited liability company

By:

Name:

Title:

Schedule I

to Compliance Certificate

MOB Cedar Park, L.L.C., MOB 5255 San Antonio, L.L.C., MOB 9157 San Antonio, L.L.C., MOB Raleigh, L.L.C., MOB 1431 Houston, L.L.C., MOB 1 New Britain, L.L.C., MOB 300 New Britain, L.L.C., MOB Oklahoma City, L.L.C., MOB Peoria, L.L.C., MOB Phoenix, L.L.C., MOB 3855 Gilbert, L.L.C., MOB 700 Chandler, L.L.C., MOB 3686 Gilbert, L.L.C., MOB Kingwood, L.L.C., MOB Garden City, L.L.C., MOB West Jordan, L.L.C., and IPCAAF MOB Portfolio II, L.L.C.

Debt Yield

and

Debt Service Coverage Ratio

Calculations

for Loan Agreement dated as of September 30, 2021, as amended by First Amendment to Loan Agreement, dated as of August 1, 2022, Second Amendment to Loan Agreement, dated as of October 24, 2023, and Joinder Agreement and Third Amendment to Loan Agreement, dated as of February 23, 2024, and Fourth Amendment to Loan Agreement, dated as of January 15, 2026

Calculations as of _____________, _______

Schedule I-1